# ASSET PURCHASE AGREEMENT

**BY AND BETWEEN:**

**AMERICA RESOURCES EXPLORATION INC.**, a Nevada corporation having an office in the Tempe, Arizona (hereinafter referred to as the "**Corporation**");

- And -

**ZHENG XIANGWU**, an individual residing in China (hereinafter referred to as the "**Owner**")

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**ASSET PURCHASE AGREEMENT**

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**Dated as of July 9 2015**

## ASSET PURCHASE AGREEMENT

**THIS ASSET PURCHASE AGREEMENT** (this "Agreement") is made as of the **9 th day of July 2015**, by and between **AMERICA RESOURCES EXPLORATION INC.**, a Nevada corporation (the "Corporation") and **ZHENG XIANGWU**, an individual residing in the Province of Guang Dong, China ("Owner").

**WHEREAS**, Zheng one hundred percent interest in certain oil and gas assets identified on Exhibit A attached hereto (referred to herein as the "Assets");

**WHEREAS**, the Corporation is a publicly reporting company whose stock trades on OTC Markets:QB under the trading symbol "AREN" and has recently entered into the oil and gas business by purchasing interests in properties located Texas as well as other jurisdictions in the United States, and is also interested in acquiring additional oil and gas assets;

**WHEREAS**, the Owner is the largest and the majority shareholder of the Corporation and the Corporation has agreed with the Owner to issue 200,000 (two hundred thousand) shares of the Corporation's common stock (the "AREN Shares") to the Owner in exchange for the purchase of the Assets and the assignment of the Assets to the Corporation, on the terms and conditions set forth herein;

**NOW THEREFORE** in consideration of the mutual covenants, representations and warranties, which are to be made and performed by the respective Parties, it is hereby agreed as follows:

### ARTICLE I
### INTERPRETATION

Section 1.01. Definitions. The following terms when used in this Agreement shall have the meanings hereby assigned to them:

"Business Day" shall mean any day other than a day which is a Saturday, a Sunday or a statutory holiday in Tempe, Arizona;

"Effective Date" shall mean **July 9th, 2015** ;

"Effective Time" shall mean 12:01 a.m. MST on the Effective Date;

"Encumbrance" shall mean any mortgage, charge, pledge, lien, (otherwise than arising by statute or operation of law), equities, hypothecation or other encumbrance, priority or security interest, pre-emptive right deferred purchase, title retention, leasing, sale-and-repurchase or sale-and-leaseback arrangement whatsoever over or in any property, assets or rights of whatsoever nature and includes any agreement for any of the same and reference to "Encumbrances" shall be construed accordingly;

"Escrow" shall mean the holding of the AREN Shares pending completion of the transactions set forth herein.

"Escrow Holder" shall mean Booth Udall Fuller PLC, a professional law corporation with offices located in Tempe, Arizona.

"Exchange Act" shall mean the US Securities Exchange Act of 1934;

"Governmental Entity" shall mean any court or tribunal in any jurisdiction or any federal, state, municipal or other governmental body, agency, authority, department, commission, board or instrumentality;

"Party" shall mean a Person, which is bound by this Agreement;

"Person" shall mean any individual, firm, company, government, state or agency of a state or any joint venture, association or partnership (whether or not having separate legal personality);

"Regulations" shall mean all statutes, laws, codes, treaties, ordinances, decrees, rules, orders and regulations in effect from time to time and made by governments or Governmental Entities having jurisdiction over the Corporation, the Owner, or the Partnership.

"Securities Act" shall mean the US Securities Act of 1933;

"SEC" shall mean the US Securities and Exchange Commission; and

"US" shall mean United States of America.

## ARTICLE II
## ASSET PURCHASE

Section 2.01. Agreement of Asset Purchase. By execution of this Agreement, and pursuant to the terms hereof, the Corporation agrees to issue the AREN Shares to the Owner and the Owner agrees to cause the Assets to be assigned to the Corporation (the "Asset Purchase") as follows:

(a) Upon execution of this Agreement, (1) the Corporation shall cause the AREN Shares, to be placed into Escrow with the Escrow Holder pending full and complete performance of all of Owner's obligations under this Agreement and (2) the Owner shall cause the Assets to be assigned, and to cause any other documents representing title to the Assets to be transferred, into the name of the Corporation (the "Transfer").

(b) Upon completion of the Transfer, the Escrow Holder shall release the AREN Shares to the Owner.

(c) In the event that either party does not fulfill its obligations set forth herein, then the AREN Shares shall be released from Escrow and returned to the Corporation for cancellation and return to treasury.

## ARTICLE III
## REPRESENTATIONS AND WARRANTIES

Section 3.01. Each Party represents and warrants to the other Party that each of the warranties it makes is accurate in all respects and not misleading as at the date of this Agreement.

Section 3.02. Each Party undertakes to disclose in writing to the other Party anything which is or may constitute a breach of or be inconsistent with any of the warranties immediately upon the same coming to its notice at the time of and after Completion.

Section 3.03. Each Party agrees that each of the warranties it makes shall be construed as a separate and independent warranty and (except where expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other warranty or any other term of this Agreement.

Section 3.04. Each Party acknowledges that the restrictions contained in Section 6.07 (Public Notices) shall continue to apply after the Completion under this Agreement without limit in time.

Section 3.05. All representations, warranties, covenants and agreements contained in this Agreement on the part of each of the Parties shall survive the Effective Date, the issuance and delivery of the AREN Shares and the Transfer. If no claim shall have been made under this Agreement against a Party with respect to any incorrectness in or breach of any representation or warranty made by that Party in this Agreement within six months

following the Effective Date, that Party shall have no further liability with respect to the representation or warranty.

Section 3.06. The representations and warranties contained in clauses 3.1 and 3.2 herein of this Agreement shall be deemed to apply to all and shall not merge or diminish as a result of the Asset Purchase as contemplated hereunder.

Section 3.07. The Owner specifically acknowledges, agrees and accepts the inherent risk associated with investing and operating in public companies (including, without limitation, companies whose stock trades on the OTC: QB).

## ARTICLE IV
## REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

Section 4.01. Organization, Standing and Authority; Foreign Qualification. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

Section 4.02. Corporate Authorization. The execution, delivery and performance by the Corporation of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Corporation, and this Agreement constitutes a valid and binding agreement of the Corporation. The AREN Shares to be issued in accordance with this Agreement shall be duly authorized and, upon such issuance, will be validly issued, fully paid and non-assessable.

Section 4.03. No Conflict. The execution, delivery and performance of this Agreement and the completion of the transactions contemplated herein will not:

(a) Violate any provision of the Articles or Certificate of Incorporation, By-laws or other charter or organizational document of the Corporation;

(b) Violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both) a default under any contract to which the Corporation is a party or by or to which its assets or properties may be bound or subject;

(c) Violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon the Corporation or upon the securities, assets or business of the Corporation;

(d) Violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to the Corporation or to the securities, properties or business of the Corporation; or

(e) Result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit or license held by the Corporation.

Section 4.04. Compliance with Laws. To the best knowledge of the Corporation, it has complied with all laws, municipal bylaws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business, except where the failure to comply will not have a material adverse effect on the business, properties, financial condition or earnings of the Corporation.

## ARTICLE V
## REPRESENTATIONS AND WARRANTIES OF THE OWNER

The Owner represents and warrants to the Corporation as follows:

Section 5.01. Authorization. The execution, delivery and performance by the Owner of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Owner and all necessary action on the part of each of the Owner. The Owner has duly executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement of the Owner. Ownership of the Assets to be transferred to the Corporation in accordance with this Agreement has been duly authorized and validly issued, fully paid and non-assessable and no Encumbrance whatsoever exists thereon.

Section 5.02. Title to the Assets. Upon completion of the Transfer, the Corporation shall be the beneficial and record holder of the Assets, without any Encumbrances.

Section 5.03. Restriction on AREN Shares. Owner consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the AREN Shares in order to implement the restriction on transfer set forth and described herein. Owner has been independently advised as to, and are aware of, the restrictions with respect to trading in the AREN Shares pursuant to the applicable securities laws and further agrees that it is solely responsible for compliance with all such restrictions as set forth in Schedule B.

Section 5.04. Investment Risk. Owner understands that an investment in the Corporation includes a high degree of risk, have such knowledge and experience in financial and business matters, investments, securities and private placements as to be capable of evaluating the merits and risks of their investment in the AREN Shares, are in a financial position to hold the AREN Shares for an indefinite period of time, and are able to bear the economic risk of, and withstand a complete loss of such investment in the AREN Shares.

Section 5.05. Cooperation. If required by applicable securities laws or order of a securities regulatory authority, stock exchange or other regulatory authority, Owner will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents as may be required with respect to the issuance of the AREN Shares.

Section 5.06. Tax Advice. Owner is responsible for obtaining such legal, including tax, advice as it considers necessary or appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated herein.

Section 5.07. Investment Representations. All of the acknowledgements, representations, warranties and covenants set out in Schedule B hereto are true and correct as of the date hereof and as of the Closing Date.

Section 5.08. Investment Purpose. Owner, or its assigns, is acquiring the AREN Shares as principal for its own account to be held for investment purposes only, not for the benefit of any other person and not with a view to the resale, distribution or other disposition of all or any of the AREN Shares and are delivering concurrently with this Agreement, a Certificate in the form attached to this Agreement as Schedule B.

Section 5.09. No Conflict. The execution, delivery and performance of this Agreement and the completion of the transactions contemplated herein will not:

(a) Violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract to which Owner is a party or by or to which either of its assets or properties, including the Assets, may be bound or subject;

(b) Violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon Owner or upon the Assets;

(c) Violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Owner or to the Assets; or

(d) Result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit or license held by Owner or related to the operation of the Assets.

Section 5.10. Compliance with Laws. To the best of Owner's knowledge, Owner is not in violation of any applicable order, judgment, injunction, award or decree nor is it in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator, other than those

violations which, in the aggregate, would not have a material adverse effect on Owner of the Assets and Owner has not received written notice that any violation is being alleged.

Section 5.11. Material Information. This Agreement, the Schedules attached hereto and all other information provided, in writing, by Owner to the Corporation, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement contained herein or therein not misleading. There are no facts or conditions which have not been disclosed to the Corporation in writing which, individually or in the aggregate, could have a material adverse effect on Owner or a material adverse effect on the ability of Owner to perform any of its obligations pursuant to this Agreement or on the ability to operate the Assets.

Section 5.12. Actions and Proceedings. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving Owner or the Assets. There are no actions, suits or claims or legal, regulatory, administrative or arbitration proceedings pending or, to the knowledge of Mr. Zheng Xiangwu, threatened against or involving Owner, its assets or the Assets.

Section 5.13. Operating Statements. (a) Owner has, or will have prior to the Closing Date, provided to the Corporation financial or operating statements pertaining to the Assets for the last three (3) fiscal years ended immediately prior to the date of this Agreement that are an accurate portrayal of the operations of the Assets (the "Operating Statements").

(b) The Operating Statements shall be true, correct and complete in all material respects and fairly present the financial condition of the Assets.

Section 5.14. Status of The Assets. The Assets are, and at the time of the Asset Purchase shall be, in good standing and free from any Encumbrances whatsoever.

## ARTICLE VI
## NOTICE

Section 6.01. Service of Notice

All notices, requests, consents and other communications required or permitted hereunder shall be deemed to be served properly if served (i) when delivered if delivered personally (including by courier); (ii) on the third day after mailing, if mailed postage prepaid, by registered or certified mail (return receipt requested); (iii) on the day after mailing if sent by a nationally recognized overnight delivery service which maintains records of the time, place and recipient of delivery; or (iv) upon receipt of a confirmed transmission, if sent by telecopy or facsimile transmission, in each case to the parties at the following addresses.

Section 6.02. Addresses for Notices

The address for service of notices hereunder of each of the Parties shall be as follows:

Corporation: America Resources Exploration Inc.
2800 Post Oak Boulevard
Suite 4100
Houston, TX 77056
Telephone: 832.390.2273

Owner: Zheng Xiangwu
Hao Kai Sha Jing Road 1, Door 51
Long Tian Town, Chao Nan District
Shan Tou City, Guang Dong Province
China

Section 6.03. **Right to Change Address**

A Party may change its address for service by notice to the other Parties, and such changed address for service thereafter shall be effective for all purposes of this Agreement.

## ARTICLE VII
## MISCELLANEOUS PROVISIONS

Section 7.01. Assignment

The rights of the Parties shall not be assignable without the prior written consent of the other Party, which assignment shall not be unreasonably withheld.

Section 7.02. Expenses. Each Party to this Agreement will pay its own expenses in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated herein.

Section 7.03. Governing Law. This Agreement shall be subject to and be interpreted, construed and enforced in accordance with the laws in effect in the State of Arizona applicable therein to the exclusion of any conflicts of laws rules, which would refer the matter to the laws of another jurisdiction. Each Party accepts the exclusive jurisdiction of the courts of the State of Arizona and all courts of appeal there from.

Section 7.04. Time. Time shall be of the essence in this Agreement.

Section 7.05. No Amendment Except in Writing. This Agreement may be amended only by written instrument executed by all of the Parties hereto.

Section 7.06. Further Assurances. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further

documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and to carry out its provisions, whether before or after the Effective Date.

Section 7.07. Notices. The Parties agree that all notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated and no Party shall act unilaterally in this regard without the prior approval of the others, such approval not to be unreasonably withheld.

**IN WITNESS WHEREOF** the Parties have executed this Asset Purchase Agreement on the date first above written.

**AMERICA RESOURCES EXPLORATION INC.**, a Nevada corporation

By: 黃裕
Name: Huang Yu
Title: CEO

**OWNER**

鄭向武
Zheng Xiangwu

**SCHEDULE "B"**

**CERTIFICATE OF ACCREDITED INVESTOR**

The Owner, by initially one of the categories below, represents and warrants to the Issuer that it is an "accredited investor" as defined in Regulation D (please place your initials on the appropriate line(s); if no categories are applicable, please do not place your initials beside any category):

____ Category 1. A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

____ Category 2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

____ Category 3. A broker or dealer registered pursuant to Section 15 of the *Securities Exchange Act of 1934*; or

____ Category 4. An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

____ Category 5. An investment company registered under the *Investment Issuer Act of 1940*; or

____ Category 6. A business development company as defined in Section 2(a)(48) of the *Investment Issuer Act of 1940*; or

____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the *Small Business Investment Act of 1958*; or

____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

____ Category 9. An employee benefit plan within the meaning of the *Employee Retirement Income Security Act of 1974* in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

____ Category 10. A private business development company as defined in Section 202(a)(22) of the *Investment Advisors Act of 1940*; or

| | | |
|---|---|---|
| ___ | Category 11. | An organization described in Section 501(c)(3) of the *Internal Revenue Code*, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000; or |
| ___ | Category 12. | A director, executive officer or general partner of the Issuer; or |
| ZX | Category 13. | A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; or |
| ___ | Category 14. | A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or |
| ___ | Category 15. | A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or |
| ___ | Category 16. | An entity in which each of the equity owners meets the requirements of one of the above categories. |

July 9, 2015
Date

______________________________
ZHENG XIANGWU

State of Utah
School and Institutional
Trust Lands Administration
675 East 500 South #500
Salt Lake City, UT 84102-2818
Telephone No. (801)538-5100
Fax No. (801)355-0922
Web site: trustlands.utah.gov

Form completed for:
✓ Record Title Interest
_____ Operating Right Interest
_____ Overriding Royalty

**Date:** 06/11/2015

## OIL AND GAS LEASE ASSIGNMENT FORM

The undersigned, as owner of the interest hereinafter specified in and to ML Exhibit "A" ("the Lease") for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby apply for approval of this assignment and hereby assigns to:

Name: America Resources Exploration, Inc.
Address: 2800 Post Oak Blvd., #4100
City: Houston State: Texas Zip Code: 77056

the following rights, title and interest in the Lease, to the extent indicated, subject to the limitations on creation of overriding royalties as provided in Rule 850-21-600(2)(h) for leases set out below:

1. Land affected by this assignment are located in Emery County, Utah, and described below:
Legal Description: T ____, R ____, Sec ____ Further description (or attach separately):

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF FOR COMPLETE DESCRIPTION

Containing 2834.56 Acres

| | |
|---|---|
| 2. Specify interest of assignor before assignment in above described lands as a % of 100% | 100.000000* |
| 3. Specify interest being conveyed to assignee by this assignment as a % of 100% | 100.000000* |
| 4. Specify interest being retained by Assignor after assignment as a % of 100% | 0.000000* |
| 5. Specify overriding royalty reserved to Assignor in this assignment | 0.000000 |
| 6. Specify previously reserved overriding royalties | 0.000000 |

It is hereby certified that the statements made herein are true, complete and correct to the best of the undersigned's knowledge and belief and are made in good faith. **For leases issued April 1, 2005,** or thereafter, Assignor certifies that royalties of whatsoever nature burdening the captioned lands, including royalties to Lessor, do not exceed Twenty Percent of 100% (20% of 100%). Any royalty in excess of Twenty Percent of 100% (20% of 100%), including Lessor's royalty, are not recognized as valid by the Agency. Approval of this assignment extends only to such rights, interests and title as are held by assignor in the subject lands. Overriding royalty reservations set out in items 5 and 6 are for informational purposes only and are not approved under this assignment.

Executed this 24th day of June 2015.

Matthew Zander
Lessee-Assignor
Company: ROCK RIDGE RESOURCES
Signor's Title: MANAGING PARTNER

STATE OF TEXAS )
) SS
COUNTY OF HARRIS )

On this 24 day of June, 2015, personally appeared before me MATTHEW ZANDER signer(s) of the above instrument, who duly acknowledged to me that he/she/they executed the same.

Given under my hand and seal this 24th day of June, 2015.
(seal)

Scott Craig Seay
Commission Expires
08-17-2017

Notary Public
Residing at: Harris Co.
My Commission Expires: 8-17-2017

OFFICE USE ONLY

*% should be shown to 6 decimal places, i.e. 1.000000% not 1%

**Form B-3** (Rev 6-08) page 1 Fm 2225

# EXHIBIT "A"

Attached to and made a part of that certain Assignment of Oil and Gas Leases from Rock Ridge Resources, Assignor to America Resources Exploration, Inc., Assignee, dated June 11, 2015, Emery County, Utah.

**Utah Mineral Lease No. 53181**

T23S, R13E, SLB&M
Sec 2: Lots 1(39,72), 2(39,77), 3(39,81),4(39,86),S1/2N1/2,S1/2(ALL)

**Utah Mineral Lease No. 53182**

T23S, R13E, SLB&M
Sec 16: ALL

**Utah Mineral Lease No. 53183**

T23S, R13E, SLB&M
Sec 32: Lots 1(39,94), 2(39,81), 3(39,69),4(39,56),S1/2N1/2,S1/2(ALL)

**Utah Mineral Lease No. 53184**

T23S, R14E, SLB&M
Sec 2: Lots 1(39,03), 2(39,07), 3(39,13),4(39,17),S1/2N1/2,E1/2SW1/4,SE1/4
(Lots aka N1/2N1/2)

**Utah Mineral Lease No. 53185**

T23S, R14E, SLB&M
Sec 36: NE1/4, NE1/4NW1/4, NW1/4SW1/4, N1/2SE1/4, SE1/4SE1/4